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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

      In connection with the Annual Report of The UniMark Group, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and date indicated below, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.

Dated:   February 23, 2005                           /s/ Jakes Jordaan
                                                     --------------------
                                                     Jakes Jordaan
                                                     Chief Executive Officer

Dated:   February 23, 2005                           /s/ David E. Ziegler
                                                     --------------------
                                                      David E. Ziegler
                                                      Chief Financial Officer